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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (date of earliest event reported)
                                October 23, 2003


                           NORTEL NETWORKS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          CANADA                         001-07260              not applicable
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


8200 Dixie Road, Suite 100, Brampton, Ontario, Canada                  L6T 5P6
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       (address of principal executive offices)                       (Zip code)


Registrant's telephone number, including area code (905) 863-0000.

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ITEMS 9 & 12.  REGULATION FD DISCLOSURE AND RESULTS OF OPERATIONS AND
               FINANCIAL CONDITION

On October 23, 2003, the Registrant issued a press release concerning its financial results for the third quarter of 2003. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of Items 9 and 12.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Items 9 and 12 of Form 8-K, in accordance with SEC Release No. 33-8216, and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that Section. In addition, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933, as amended.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NORTEL NETWORKS CORPORATION


                                       By:   /s/ DOUGLAS C. BEATTY
                                             -----------------------------------
                                             Douglas C. Beatty
                                             Chief Financial Officer


                                       By:   /s/ BLAIR F. MORRISON
                                             -----------------------------------
                                             Blair F. Morrison
                                             Assistant Secretary

Dated: October 23, 2003




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                                INDEX TO EXHIBITS

Exhibit Number    Description of Document
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    99.1          Press Release issued by the Registrant on October 23, 2003, furnished solely for purposes of incorporation by reference into Items 9 and 12. See paragraph 2 of Items 9 and 12.